Exhibit 3

                             JOINT FILING AGREEMENT

                     This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Class A Common Stock, par value $0.01 per share, of Security Capital Group Incorporated is being filed on behalf of each of the undersigned under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  December 26, 2001

                            GENERAL ELECTRIC COMPANY*

                            By: /s/ Nancy E. Barton
                                ---------------------------------------------
                                Name: Nancy E. Barton
                                Title: Attorney-in-Fact


                            GENERAL ELECTRIC CAPITAL SERVICES, INC.

                            By: /s/ Nancy E. Barton
                                ---------------------------------------------
                                Name: Nancy E. Barton
                                Title: Senior Vice President


                            GENERAL ELECTRIC CAPITAL CORPORATION

                            By: /s/ Nancy E. Barton
                                ---------------------------------------------
                                Name: Nancy E. Barton
                                Title: Senior Vice President


------------------------

* Power of attorney, dated as of February 22, 2000, by General Electric Company is hereby incorporated by reference to Schedule 13D for Luxtec Corporation, filed March 12, 2001 by GE Capital Equity Investments, Inc.

                            GE CAPITAL INTERNATIONAL HOLDINGS CORPORATION

                            By: /s/  Sarah Graber
                                ---------------------------------------------
                                Name: Sarah Graber
                                Title: Vice President and Assistant Secretary


                            EB ACQUISITION CORP.

                            By: /s/ Kevin Korsh
                                ---------------------------------------------
                                Name: Kevin Korsh
                                Title: Assistant Secretary



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